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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 3, 1996

                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                              MT ACQUISITION CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                   3596                  APPLIED FOR
(STATE OR OTHER JURISDICTION OF     (PRIMARY             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)      STANDARD          IDENTIFICATION NUMBER)
                                   INDUSTRIAL
                                 CLASSIFICATION
                                  CODE NUMBER)

 IM LANGACHER, P.O. BOX MT-100                          ROBERT F. SPOERRY
CH 8606 GREIFENSEE, SWITZERLAND                       MT ACQUISITION CORP.
        41-1-944-22-11                                  PARK AVENUE TOWER
 (ADDRESS, INCLUDING ZIP CODE,                   65 EAST 55TH STREET, 27TH FLOOR
    AND TELEPHONE NUMBER,                            NEW YORK, NEW YORK 10022
   INCLUDING AREA CODE, OF                                (212) 644-5900
   REGISTRANT'S PRINCIPAL                         (NAME, ADDRESS, INCLUDING ZIP
     EXECUTIVE OFFICES)                                CODE, AND TELEPHONE
                                                   NUMBER, INCLUDING AREA CODE,
                                                     OF AGENT FOR SERVICE FOR
                                                           REGISTRANTS)

                          METTLER-TOLEDO HOLDING INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                   3596                  APPLIED FOR
(STATE OR OTHER JURISDICTION OF     (PRIMARY             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)      STANDARD          IDENTIFICATION NUMBER)
                                   INDUSTRIAL
                                 CLASSIFICATION
                                  CODE NUMBER)

                         IM LANGACHER, P.O. BOX MT-100
                        CH 8606 GREIFENSEE, SWITZERLAND
                                41-1-944-22-11
                  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
                 NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S
                         PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                   Copies to:

       TIMOTHY E. PETERSON, ESQ.                DAVID J. BRITTENHAM, ESQ.
FRIED, FRANK, HARRIS, SHRIVER & JACOBSON           DEBEVOISE & PLIMPTON
           ONE NEW YORK PLAZA                        875 THIRD AVENUE
        NEW YORK, NEW YORK 10004                 NEW YORK, NEW YORK 10022
             (212) 859-8000                           (212) 909-6000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/ 333-09621

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /x/

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

      TITLE OF SECURITIES         MAXIMUM AGGREGATE
       TO BE REGISTERED          PRINCIPAL AMOUNT(1)  AMOUNT OF REGISTRATION FEE
      -------------------        -------------------  --------------------------
9 3/4% Senior Subordinated
Notes due 2006.................      $20,000,000              $6,060.60
Mettler-Toledo Holding Inc.
Guarantee(1)...................          --                       --

(1) No separate consideration will be received from investors for the Guarantee.

                            ------------------------

     THIS REGISTRATION STATEMENT IS BEING FILED PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED ('RULE 462(B)'), AND INCLUDES THIS REGISTRATION STATEMENT FACING PAGE, THE SIGNATURE PAGES, AN EXHIBIT INDEX, THREE ACCOUNTANTS' CONSENTS AND A LEGAL OPINION. PURSUANT TO RULE 462(B), THE CONTENTS OF THE REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-09621) OF MT ACQUISITION CORP. AND METTLER-TOLEDO HOLDING INC., INCLUDING THE EXHIBITS THERETO, ARE INCORPORATED BY REFERENCE INTO THIS REGISTRATION STATEMENT.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on this 3rd day of October, 1996.

                                                   MT ACQUISITION CORP.

                                          By:     /s/ ROBERT F. SPOERRY
                                               -----------------------------
                                                     Robert F. Spoerry
                                                       President and
                                                  Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

        SIGNATURE                         TITLE                       DATE
-------------------------  ------------------------------------  ---------------

  /s/ ROBERT F. SPOERRY    President and Chief Executive         October 3, 1996
-------------------------  Officer and Director
    Robert F. Spoerry

            * Head, Finance and Control (Principal October 3, 1996 ------------------------- Financial and Accounting Officer)
        Fred Ort

            *              Director                              October 3, 1996
-------------------------
    Thomas P. Salice

            *              Director                              October 3, 1996
-------------------------
  Charles F. Baird, Jr.

*By:    /s/ ROBERT F. SPOERRY
     ----------------------------
          Robert F. Spoerry
          Attorney-in-fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on this 3rd day of October, 1996.

                                               METTLER-TOLEDO HOLDING INC.

                                          By:     /s/ ROBERT F. SPOERRY
                                               -----------------------------
                                                     Robert F. Spoerry
                                                       President and
                                                  Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

        SIGNATURE                         TITLE                       DATE
-------------------------  ------------------------------------  ---------------

  /s/ ROBERT F. SPOERRY    President and Chief Executive         October 3, 1996
-------------------------  Officer and Director
    Robert F. Spoerry

            * Head, Finance and Control (Principal October 3, 1996 ------------------------- Financial and Accounting Officer)
        Fred Ort

            *              Director                              October 3, 1996
-------------------------
    Thomas P. Salice

            *              Director                              October 3, 1996
-------------------------
    Alan W. Wilkinson

*By:    /s/ ROBERT F. SPOERRY
     ----------------------------
          Robert F. Spoerry
          Attorney-in-fact

                                       3

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                               INDEX TO EXHIBITS

EXHIBIT                                                               SEQUENTIAL
NUMBER  DESCRIPTION OF DOCUMENT                                        PAGE NO.
------- ------------------------------------------------------------- ----------

  5.1 -- Opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Company

 23.1   -- Consent of KPMG Fides Peat

 23.2   -- Consent of KPMG Fides Peat

 23.3   -- Consent of KPMG Fides Peat

 24.1   -- Powers of Attorney (incorporated by reference to
           Registration Statement No. 333-09621)

 23.4   -- Consent of Fried, Frank, Harris, Shriver & Jacobson
           (included in Exhibit 5.1)

                                       4